UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

November 30, 2011

Annual

Repor t

Legg Mason

Batterymarch

U.S. Large Cap

Equity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch U.S. Large Cap Equity Fund for the twelve-month reporting period ended November 30, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 30, 2011

Legg Mason Batterymarch U.S. Large Cap Equity Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended November 30, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. Third quarter GDP growth then rose to 1.8%. Improving growth was attributed, in part, to higher consumer spending, which grew 1.7% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the economy have been the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before falling to 9.0% in October. Unemployment then fell to 8.6% in November, its lowest rate since March 2009.

The housing market continued to experience challenges. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next ten months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,200 in November 2011, down 3.5% from November 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended November at 52.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in December (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

IV	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 30, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. equity securities of large-capitalization companies. The Fund will hold equity securities that we believe will outperform the U.S. stock market. The Fund may invest in a variety of equity securities, including common stocks, foreign securities, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”)i. The Fund will have exposure to growth and value equities of large-capitalization companies. The Fund seeks to produce returns that exceed those of the Russell 1000 Indexii over a full market cycle (typically three to five years).

At Batterymarch Financial Management, Inc., the Fund’s subadviser, we use a quantitative bottom-up approach to assess the relative attractiveness of stocks from multiple perspectives based on their underlying fundamentals. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost efficient trading. Using a proprietary stock selection model, we objectively rank the relative attractiveness of a broad universe of stocks with a historical record of liquidity across six dimensions traditionally followed by fundamental investors: cash flow, earnings growth, expectations, value, technical and corporate signals. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Investor sentiment reversed multiple times during the reporting period. At the beginning of the reporting period, investor expectations had moderated, putting the focus back on stock selection rather than on market timing. 2010 ended on a positive note, with the Federal Reserve Board (“Fed”)iii confirming in November its plan to continue its aggressive stimulus policy in response to a “disappointingly slow” economic recovery. Still, economic indicators remained mixed. Growing consumer confidence and demand were offset by continued high, long-term unemployment and a weak and deteriorating housing market.

Despite a string of global macro shocks during the first quarter of 2011, including the Sendai earthquake and tsunami, increasing unrest in the Middle East and continuing concerns about European sovereign debt issues, U.S. stocks ended the quarter on a high note as investors became increasingly optimistic about a sustained U.S. economic recovery with smaller stocks, generally earlier beneficiaries of economic recovery, leading the way.

This positive note continued into the second calendar quarter on improving economic and company fundamentals. However, equities declined starting in early May as worries over the health of the global economy were reinvigorated and macro issues became more pervasive. Recurring concerns over peripheral European sovereign debt and global inflation, coupled with a slowdown in economic growth, an unanticipated rise in U.S. unemployment and a confirmed double dip in U.S. housing, led to investors shedding risky assets in favor of safer havens.

Political brinksmanship over the U.S. debt ceiling in late July and Standard & Poor’s downgrade of the U.S. credit rating in early August combined with increasing fears of a Greek default to rattle global markets. European Union (“EU”) policy makers consistently failed to come up with a credible solution for the European debt crisis, driving concerns over the potential for the EU itself to unravel and for contagion to spread to other markets. By the final day of the quarter, concerns that the U.S. was headed into a double-dip recession had become decidedly more pronounced and

2	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Fund overview (cont’d)

major U.S. indices were inching towards a 20% decline from their highs in May, signaling a possible entrance into bear market territory.

In a striking reversal, U.S. equities rose in double digits in October as investors began to shrug off the idea of a U.S. recession and showed optimism on Europe as EU political leaders started to take action on the debt crisis. At the end of the period, record Black Friday retail sales seemed to bear this out.

At the end of the reporting period, central banks of the U.S. and five other developed markets announced that they took coordinated action to support the global financial system. We believe that this effort will be positive for equity markets over the short term as it has provided much needed liquidity in a period of increasing credit stress. However, given the complexity of the debt issues both in the U.S. and abroad, we are likely to experience some level of volatility for the foreseeable future.

Despite the lack of market direction and conviction, there are still opportunities for stock selection. It has been widely reported that correlations are high, making stock selection more difficult for many active managers, but we believe a key point is being missed in this argument — dispersion among stock returns is also high. While stocks are moving together at a higher degree than usual, the spread in returns between the winners and losers creates ample opportunity for managers to add value through active, bottom-up stock selection by selecting the best relative stocks based on underlying fundamentals. Additionally, current valuation spreads, which are wide versus their historical averages, can provide further opportunities for investors who use a value component within their stock selection process.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable/unfavorable toward certain factor strategies. These tools allow us to follow our historical bottom-up stock ranking methodology, but also to identify extremes so we can step in to intervene if necessary.

Performance review

For the twelve months ended November 30, 2011, Class IS shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund returned 6.66%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 7.38% for the same period. The Lipper Large-Cap Core Funds Category Average1 returned 5.14% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 1,066 funds in the Fund’s Lipper category.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	3

Performance Snapshot as of November 30, 2011 (unaudited)
	6 months	12 months
Legg Mason Batterymarch U.S. Large Cap Equity Fund:
Class IS	-6.68%	6.66%
Class FI	-6.77%	6.39%
Class I	-6.70%	6.68%
Russell 1000 Index	-7.02%	7.38%
Lipper Large-Cap Core Funds Category Average[1]	-7.73%	5.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2011, the gross total annual operating expense ratios for Class IS, Class FI and Class I shares were 0.80%, 1.30% and 1.16%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest,

taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.80% for Class IS shares, 1.05% for Class FI shares and 0.80% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the period was stock selection in the Health Care and Information Technology sectors. Selection in the Materials, Consumer Staples and Financials sectors was also positive, led in the Financials sector by the two top contributors at the security level, underweights to Goldman Sachs Group Inc. and Bank of America Corp. These positions and an underweight to Citigroup Inc. all added to relative return given that they were significant underperformers within the benchmark, likely due to the uncertainty surrounding Euro-debt contagion and the impact of new U.S. regulations. An overweight to Humana Inc. was also a strong contributor, having experienced a number of analyst upgrades during the reporting period. In October, the company provided a detailed roadmap for 2012, which was very well received by the street. In addition, Medicare Advantage and Medicare Drug programs are expected to grow at 12% and 23%, respectively. The company has a strong cash position, and substantial stock buybacks are possible in 2012.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 1,093 funds for the six-month period and among the 1,066 funds for the twelve-month period in the Fund’s Lipper category.

4	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. Stock selection in the Industrials and Consumer Discretionary sectors was the leading detractor from relative performance. The greatest detractor at the stock level was Hewlett-Packard Co. which had a negative return of almost 33% for the period held as a result of a decline in earnings per share (“EPS”) expectations and a not well-received plan to sell its PC business. Overweights in Regions Financial Corp., which underperformed in a challenging environment for loan growth, and Arch Coal Inc. were also major detractors. With respect to the latter, earnings have not met expectations, and an acquisition earlier in the year which made sense from a geographical diversification standpoint was dilutive to 2011 earnings.

Sector allocation also detracted from relative return with a modest cash position detracting in a positive return environment. Absent this impact, allocation results were mixed, with the advantage of an underweight to Financials somewhat offset by an underweight to Consumer Discretionary.

Thank you for your investment in Legg Mason Batterymarch U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management Inc.

December 20, 2011

RISKS: Common stocks are subject to market fluctuations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Apple Inc. (3.6%), Exxon Mobil Corp. (3.6%), International Business Machines Corp. (2.5%), Microsoft Corp. (2.4%), Chevron Corp. (2.2%), Intel Corp. (2.1%), Pfizer Inc. (1.9%), Google Inc., Class A Shares (1.9%), General Electric Co. (1.8%) and Cisco Systems Inc. (1.5%). Please refer to pages 10 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2011 were: Information Technology (22.1%), Health Care (13.1%), Energy (12.6%), Financials (10.9%) and Consumer Discretionary (9.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	5

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2011 and November 30, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2011 and held for the six months ended November 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS	-6.68%	$1,000.00	$933.20	0.80%	$3.88	Class IS	5.00%	$1,000.00	$1,021.06	0.80%	$4.05
Class FI	-6.77	1,000.00	932.30	1.05	5.09	Class FI	5.00	1,000.00	1,019.80	1.05	5.32
Class I	-6.70	1,000.00	933.00	0.80	3.88	Class I	5.00	1,000.00	1,021.06	0.80	4.05

[1]	For the six months ended November 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class IS	Class FI	Class I
Twelve Months Ended 11/30/11	6.66%	6.39%	6.68%
Inception* through 11/30/11	-1.48	-1.74	-1.55

Cumulative total returns[1]
Class IS (Inception date of 4/30/08 through 11/30/11)	-5.20%
Class FI (Inception date of 4/30/08 through 11/30/11)	-6.10
Class I (Inception date of 4/30/08 through 11/30/11)	-5.47

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class IS, FI and I shares is April 30, 2008.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class FI Shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund vs. Russell 1000 Index† — April 30, 2008 - November 2011

Value of $1,000,000 invested in

Class IS and I Shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund vs. Russell 1000 Index† — April 30, 2008 - November 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class IS and I shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund at inception on April 30, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Schedule of investments

November 30, 2011

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Common Stocks — 98.7%
Consumer Discretionary — 9.8%
Automobiles — 0.2%
Ford Motor Co.	77,000	$816,200	*
Household Durables — 0.3%
Tupperware Brands Corp.	18,500	1,077,810
Internet & Catalog Retail — 0.8%
Amazon.com Inc.	9,300	1,788,297	*
Expedia Inc.	35,300	981,870
Total Internet & Catalog Retail		2,770,167
Leisure Equipment & Products — 0.4%
Mattel Inc.	27,400	789,394
Polaris Industries Inc.	12,700	763,270
Total Leisure Equipment & Products		1,552,664
Media — 3.2%
CBS Corp., Class B Shares	133,500	3,476,340
Comcast Corp., Class A Shares	93,890	2,128,486
DIRECTV, Class A Shares	34,100	1,610,202	*
Omnicom Group Inc.	21,500	928,155
Time Warner Cable Inc.	15,360	928,973
Viacom Inc., Class B Shares	59,600	2,667,696
Total Media		11,739,852
Multiline Retail — 1.8%
Dillard’s Inc., Class A Shares	53,200	2,500,400
Macy’s Inc.	49,900	1,613,267
Target Corp.	47,500	2,503,250
Total Multiline Retail		6,616,917
Specialty Retail — 2.5%
Advance Auto Parts Inc.	11,400	789,108
AutoZone Inc.	5,700	1,871,766	*
Foot Locker Inc.	37,100	875,189
O’Reilly Automotive Inc.	9,900	764,676	*
PetSmart Inc.	35,539	1,714,757
Ross Stores Inc.	35,370	3,151,113
Total Specialty Retail		9,166,609
Textiles, Apparel & Luxury Goods — 0.6%
V.F. Corp.	15,600	2,163,564
Total Consumer Discretionary		35,903,783

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	11

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Consumer Staples — 9.5%
Beverages — 2.3%
Brown-Forman Corp., Class B Shares	7,500	$598,575
Coca-Cola Co.	26,000	1,747,980
Coca-Cola Enterprises Inc.	70,460	1,840,415
Constellation Brands Inc., Class A Shares	94,300	1,836,021	*
Dr. Pepper Snapple Group Inc.	27,000	986,310
PepsiCo Inc.	21,900	1,401,600
Total Beverages		8,410,901
Food & Staples Retailing — 2.1%
CVS Caremark Corp.	58,800	2,283,792
Kroger Co.	60,500	1,402,390
Wal-Mart Stores Inc.	71,590	4,216,651
Total Food & Staples Retailing		7,902,833
Food Products — 2.0%
ConAgra Foods Inc.	53,500	1,351,410
Corn Products International Inc.	32,037	1,665,604
Dean Foods Co.	116,100	1,179,576	*
Hormel Foods Corp.	42,800	1,288,708
Tyson Foods Inc., Class A Shares	88,700	1,786,418
Total Food Products		7,271,716
Household Products — 2.0%
Colgate-Palmolive Co.	7,600	695,400
Energizer Holdings Inc.	17,100	1,235,988	*
Procter & Gamble Co.	83,320	5,379,973
Total Household Products		7,311,361
Tobacco — 1.1%
Philip Morris International Inc.	51,060	3,892,814
Total Consumer Staples		34,789,625
Energy — 12.6%
Energy Equipment & Services — 2.6%
Halliburton Co.	94,000	3,459,200
Nabors Industries Ltd.	37,300	669,162	*
Oil States International Inc.	50,530	3,802,383	*
RPC Inc.	51,000	995,520
SEACOR Holdings Inc.	7,300	633,421
Total Energy Equipment & Services		9,559,686
Oil, Gas & Consumable Fuels — 10.0%
Chevron Corp.	79,840	8,209,149
ConocoPhillips	56,100	4,001,052

See Notes to Financial Statements.

12	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Schedule of investments (cont’d)

November 30, 2011

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Exxon Mobil Corp.	163,885	$13,182,909
Hess Corp.	25,000	1,505,500
Marathon Oil Corp.	41,000	1,146,360
Marathon Petroleum Corp.	74,400	2,484,216
Occidental Petroleum Corp.	15,600	1,542,840
Tesoro Corp.	61,100	1,459,679	*
Valero Energy Corp.	130,800	2,912,916
Total Oil, Gas & Consumable Fuels		36,444,621
Total Energy		46,004,307
Financials — 10.9%
Commercial Banks — 2.9%
Bank of Hawaii Corp.	20,600	876,530
BOK Financial Corp.	15,900	872,115
Commerce Bancshares Inc.	15,120	562,918
Fifth Third Bancorp	130,200	1,574,118
KeyCorp	142,700	1,040,283
U.S. Bancorp	94,700	2,454,624
Wells Fargo & Co.	126,340	3,267,152
Total Commercial Banks		10,647,740
Consumer Finance — 1.0%
Capital One Financial Corp.	29,100	1,299,606
Discover Financial Services	97,200	2,315,304
Total Consumer Finance		3,614,910
Diversified Financial Services — 2.6%
Bank of America Corp.	94,920	516,365
Citigroup Inc.	75,430	2,072,816
JPMorgan Chase & Co.	137,455	4,256,981
Nasdaq OMX Group Inc.	58,900	1,546,125	*
Principal Financial Group Inc.	47,750	1,152,208
Total Diversified Financial Services		9,544,495
Insurance — 2.8%
ACE Ltd.	4,000	278,120
AFLAC Inc.	34,550	1,500,852
American Financial Group Inc.	9,900	356,400
Assurant Inc.	83,080	3,260,059
Berkshire Hathaway Inc., Class B Shares	29,000	2,284,040	*
Progressive Corp.	66,500	1,254,190
Reinsurance Group of America Inc.	22,900	1,179,350
Total Insurance		10,113,011

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	13

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 1.6%
Annaly Capital Management Inc.	133,400	$2,143,738
Apartment Investment and Management Co., Class A Shares	59,650	1,299,177
Camden Property Trust	28,400	1,639,532
Kimco Realty Corp.	35,900	566,143
Total Real Estate Investment Trusts (REITs)		5,648,590
Total Financials		39,568,746
Health Care — 13.1%
Biotechnology — 0.5%
Amgen Inc.	30,730	1,779,574
Health Care Equipment & Supplies — 1.4%
Baxter International Inc.	39,300	2,030,238
Covidien PLC	23,700	1,079,535
Medtronic Inc.	28,300	1,030,969
Sirona Dental Systems Inc.	19,700	875,468	*
Total Health Care Equipment & Supplies		5,016,210
Health Care Providers & Services — 4.2%
Aetna Inc.	54,348	2,272,833
Cardinal Health Inc.	56,680	2,406,633
CIGNA Corp.	37,200	1,645,356
Humana Inc.	32,400	2,873,232
Medco Health Solutions Inc.	35,040	1,985,717	*
UnitedHealth Group Inc.	83,940	4,093,754
Total Health Care Providers & Services		15,277,525
Pharmaceuticals — 7.0%
Abbott Laboratories	78,100	4,260,355
Bristol-Myers Squibb Co.	88,300	2,889,176
Eli Lilly & Co.	67,580	2,557,903
Endo Pharmaceuticals Holdings Inc.	49,830	1,705,681	*
Forest Laboratories Inc.	34,100	1,021,636	*
Johnson & Johnson	48,580	3,144,098
Merck & Co. Inc.	85,994	3,074,285
Pfizer Inc.	345,341	6,930,994
Total Pharmaceuticals		25,584,128
Total Health Care		47,657,437
Industrials — 9.6%
Aerospace & Defense — 1.7%
General Dynamics Corp.	20,330	1,343,000
Honeywell International Inc.	16,130	873,440

See Notes to Financial Statements.

14	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Schedule of investments (cont’d)

November 30, 2011

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Aerospace & Defense — continued
Lockheed Martin Corp.	15,410	$1,204,291
Northrop Grumman Corp.	29,900	1,706,393
Raytheon Co.	27,090	1,234,491
Total Aerospace & Defense		6,361,615
Air Freight & Logistics — 0.7%
Ryder System Inc.	34,500	1,803,660
United Parcel Service Inc., Class B Shares	10,660	764,855
Total Air Freight & Logistics		2,568,515
Commercial Services & Supplies — 0.3%
R.R. Donnelley & Sons Co.	66,460	998,229
Construction & Engineering — 1.0%
Fluor Corp.	65,800	3,607,156
Industrial Conglomerates — 3.7%
General Electric Co.	408,020	6,491,598
Tyco International Ltd.	81,899	3,927,876
United Technologies Corp.	40,300	3,086,980
Total Industrial Conglomerates		13,506,454
Machinery — 1.4%
AGCO Corp.	39,100	1,788,825	*
Cummins Inc.	14,500	1,396,785
SPX Corp.	15,000	951,000
Valmont Industries Inc.	3,220	274,280
Wabtec Corp.	8,100	552,825
Total Machinery		4,963,715
Professional Services — 0.1%
Manpower Inc.	12,600	461,538
Road & Rail — 0.7%
CSX Corp.	61,500	1,335,165
J.B. Hunt Transport Services Inc.	26,300	1,202,436
Total Road & Rail		2,537,601
Total Industrials		35,004,823
Information Technology — 22.1%
Communications Equipment — 1.8%
Cisco Systems Inc.	289,020	5,387,333
QUALCOMM Inc.	19,190	1,051,612
Total Communications Equipment		6,438,945
Computers & Peripherals — 5.3%
Apple Inc.	34,520	13,193,544	*
Dell Inc.	150,800	2,376,608	*

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	15

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Computers & Peripherals — continued
Hewlett-Packard Co.	109,370	$3,056,891
QLogic Corp.	44,500	663,940	*
Total Computers & Peripherals		19,290,983
Electronic Equipment, Instruments & Components — 0.9%
Avnet Inc.	35,400	1,054,566	*
Corning Inc.	85,200	1,130,604
Tech Data Corp.	24,400	1,201,212	*
Total Electronic Equipment, Instruments & Components		3,386,382
Internet Software & Services — 1.8%
Google Inc., Class A Shares	11,300	6,773,107	*
IT Services — 3.9%
CACI International Inc., Class A Shares	13,300	749,854	*
International Business Machines Corp.	48,520	9,121,760
MasterCard Inc., Class A Shares	4,400	1,648,020
Visa Inc., Class A Shares	27,850	2,700,615
Total IT Services		14,220,249
Semiconductors & Semiconductor Equipment — 2.7%
Applied Materials Inc.	110,200	1,187,956
Intel Corp.	306,900	7,644,879
LSI Corp.	166,700	936,854	*
Total Semiconductors & Semiconductor Equipment		9,769,689
Software — 5.7%
Activision Blizzard Inc.	236,100	2,932,362
Adobe Systems Inc.	39,300	1,077,606	*
Microsoft Corp.	341,450	8,734,291
Oracle Corp.	155,710	4,881,508
Symantec Corp.	108,200	1,769,070	*
VMware Inc., Class A Shares	13,900	1,343,852	*
Total Software		20,738,689
Total Information Technology		80,618,044
Materials — 4.7%
Chemicals — 1.8%
CF Industries Holdings Inc.	10,980	1,535,004
E.I. du Pont de Nemours & Co.	27,580	1,316,118
Mosaic Co.	32,000	1,688,320
PPG Industries Inc.	24,500	2,149,875
Total Chemicals		6,689,317

See Notes to Financial Statements.

16	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Schedule of investments (cont’d)

November 30, 2011

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Metals & Mining — 2.3%
Alcoa Inc.	91,400	$915,828
Cliffs Natural Resources Inc.	11,581	785,307
Freeport-McMoRan Copper & Gold Inc.	86,800	3,437,280
Nucor Corp.	24,700	973,921
Yamana Gold Inc.	129,390	2,177,634
Total Metals & Mining		8,289,970
Paper & Forest Products — 0.6%
Domtar Corp.	14,900	1,170,097
International Paper Co.	39,600	1,124,640
Total Paper & Forest Products		2,294,737
Total Materials		17,274,024
Telecommunication Services — 2.2%
Diversified Telecommunication Services — 2.1%
AT&T Inc.	98,660	2,859,167
Verizon Communications Inc.	129,360	4,880,753
Total Diversified Telecommunication Services		7,739,920
Wireless Telecommunication Services — 0.1%
MetroPCS Communications Inc.	46,500	389,670	*
Total Telecommunication Services		8,129,590
Utilities — 4.2%
Electric Utilities — 1.8%
Edison International	26,700	1,049,577
Exelon Corp.	50,070	2,218,601
Northeast Utilities	34,500	1,194,045
Pepco Holdings Inc.	45,000	890,100
Pinnacle West Capital Corp.	27,790	1,317,524
Total Electric Utilities		6,669,847
Independent Power Producers & Energy Traders — 0.3%
AES Corp.	92,500	1,117,400	*
Multi-Utilities — 2.1%
Alliant Energy Corp.	50,400	2,127,384
CenterPoint Energy Inc.	43,400	863,660
Integrys Energy Group Inc.	32,000	1,647,680
NiSource Inc.	88,100	2,018,371
OGE Energy Corp.	17,500	926,800
Total Multi-Utilities		7,583,895
Total Utilities		15,371,142
Total Investments before Short-Term Investments (Cost — $335,403,730)		360,321,521

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	17

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.0%
Repurchase Agreements — 1.0%
State Street Bank & Trust Co. repurchase agreement dated 11/30/11; Proceeds at maturity — $3,591,001; (Fully collateralized by U.S. Treasury Bills, 0.000% due 12/29/11; Market Value — $3,664,941) (Cost — $3,591,000)	0.010%	12/1/11	$3,591,000	$3,591,000
Total Investments — 99.7% (Cost — $338,994,730#)				363,912,521
Other Assets in Excess of Liabilities — 0.3%				1,047,828
Total Net Assets — 100.0%				$364,960,349

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $339,710,070.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

18	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Statement of assets and liabilities

November 30, 2011

Assets:
Investments, at value (Cost — $338,994,730)	$363,912,521
Cash	536
Receivable for securities sold	1,403,947
Dividends and interest receivable	999,119
Receivable for Fund shares sold	842,315
Prepaid expenses	26,950
Total Assets	367,185,388

Liabilities:
Payable for securities purchased	1,794,323
Investment management fee payable	228,946
Payable for Fund shares repurchased	138,241
Trustees’ fees payable	1,131
Service and/or distribution fees payable	279
Accrued expenses	62,119
Total Liabilities	2,225,039
Total Net Assets	$364,960,349

Net Assets:
Par value (Note 7)	$348
Paid-in capital in excess of par value	364,795,328
Undistributed net investment income	5,077,425
Accumulated net realized loss on investments	(29,830,543)
Net unrealized appreciation on investments	24,917,791
Total Net Assets	$364,960,349

Shares Outstanding:
Class IS	34,688,486
Class FI	132,159
Class I	4,320

Net Asset Value:
Class IS (and redemption price)	$10.48
Class FI (and redemption price)	$10.46
Class I (and redemption price)	$10.45

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	19

Statement of operations

For the Year Ended November 30, 2011

Investment Income:
Dividends	$10,324,127
Interest	464
Less: Foreign taxes withheld	(6,224)
Total Investment Income	10,318,367

Expenses:
Investment management fee (Note 2)	3,859,824
Fund accounting fees	51,103
Trustees’ fees	46,080
Legal fees	45,737
Registration fees	43,647
Shareholder reports	38,076
Audit and tax	35,601
Insurance	12,138
Transfer agent fees (Note 5)	11,692
Custody fees	4,392
Service and/or distribution fees (Notes 2 and 5)	2,907
Miscellaneous expenses	8,283
Total Expenses	4,159,480
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(39,427)
Net Expenses	4,120,053
Net Investment Income	6,198,314

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	39,200,209
Change in Net Unrealized Appreciation (Depreciation) from Investments	(18,375,186)
Net Gain on Investments	20,825,023
Increase From Payment by Affiliate (Note 2)	105,742
Increase in Net Assets from Operations	$27,129,079

See Notes to Financial Statements.

20	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2011	2010

Operations:
Net investment income	$6,198,314	$6,624,327
Net realized gain	39,200,209	27,021,819
Change in net unrealized appreciation (depreciation)	(18,375,186)	19,958,093
Increase from payment by affiliate	105,742	—
Increase in Net Assets From Operations	27,129,079	53,604,239

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,000,008)	(5,500,039)
Decrease in Net Assets From Distributions to Shareholders	(7,000,008)	(5,500,039)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	59,320,951	81,987,780
Reinvestment of distributions	7,000,008	5,499,377
Cost of shares repurchased	(249,970,539)	(111,323,151)
Decrease in Net Assets From Fund Share Transactions	(183,649,580)	(23,835,994)
Increase (Decrease) in Net Assets	(163,520,509)	24,268,206

Net Assets:
Beginning of year	528,480,858	504,212,652
End of year*	$364,960,349	$528,480,858
* Includes undistributed net investment income of:	$5,077,425	$5,939,224

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2011	2010	2009	2008[2]

Net asset value, beginning of year	$9.95	$9.06	$7.51	$11.40

Income (loss) from operations:
Net investment income	0.13	0.12	0.11	0.08
Net realized and unrealized gain (loss)	0.53	0.87	1.50	(3.97)
Total income (loss) from operations	0.66	0.99	1.61	(3.89)

Less distributions from:
Net investment income	(0.13)	(0.10)	(0.06)	—
Total distributions	(0.13)	(0.10)	(0.06)	—

Net asset value, end of year	$10.48	$9.95	$9.06	$7.51
Total return[3]	6.66%*	10.99%	21.56%	(34.12)%

Net assets, end of year (000s)	$363,532	$527,612	$503,796	$399,753

Ratios to average net assets:
Gross expenses	0.81%	0.80%	0.80%	0.87%[4]
Net expenses[5,6,7]	0.80	0.79	0.80	0.80 [4]
Net investment income	1.20	1.28	1.39	1.62 [4]

Portfolio turnover rate	64%	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

*	The manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

See Notes to Financial Statements.

22	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class FI Shares[1]	2011	2010	2009	2008[2]

Net asset value, beginning of year	$9.93	$9.04	$7.50	$11.40

Income (loss) from operations:
Net investment income	0.11	0.10	0.09	0.07
Net realized and unrealized gain (loss)	0.52	0.87	1.49	(3.97)
Total income (loss) from operations	0.63	0.97	1.58	(3.90)

Less distributions from:
Net investment income	(0.10)	(0.08)	(0.04)	—
Total distributions	(0.10)	(0.08)	(0.04)	—

Net asset value, end of year	$10.46	$9.93	$9.04	$7.50
Total return[3]	6.39%*	10.73%	21.15%	(34.21)%

Net assets, end of year (000s)	$1,383	$845	$79	$66

Ratios to average net assets:
Gross expenses	1.24%	1.30%	2.39%	4.35%[4]
Net expenses[5,6,7]	1.05	1.05	1.05	1.05 [4]
Net investment income	1.02	1.08	1.15	1.15 [4]

Portfolio turnover rate	64%	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

*	The manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2011	2010	2009	2008[2]

Net asset value, beginning of year	$9.92	$9.06	$7.51	$11.40

Income (loss) from operations:
Net investment income	0.13	0.11	0.11	0.08
Net realized and unrealized gain (loss)	0.53	0.85	1.50	(3.97)
Total income (loss) from operations	0.66	0.96	1.61	(3.89)

Less distributions from:
Net investment income	(0.13)	(0.10)	(0.06)	—
Total distributions	(0.13)	(0.10)	(0.06)	—

Net asset value, end of year	$10.45	$9.92	$9.06	$7.51
Total return[3]	6.68%*	10.66%	21.56%	(34.12)%

Net assets, end of year (000s)	$45	$24	$101	$66

Ratios to average net assets:
Gross expenses	1.07%	1.16%	2.13%	4.12%[4]
Net expenses[5,6,7]	0.80	0.80	0.80	0.80 [4]
Net investment income	1.28	1.20	1.37	1.40 [4]

Portfolio turnover rate	64%	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

*	The manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

See Notes to Financial Statements.

24	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	25

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$360,321,521	—	—	$360,321,521
Short-term investments†	—	$3,591,000	—	3,591,000
Total investments	$360,321,521	$3,591,000	—	$363,912,521

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

26	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Notes to financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	27

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$(7,686,977)	$7,686,977
(b)	$(60,105)	60,105	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of an in-kind distribution of securities.

(b)

Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the treatment of limited partnership investments

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

28	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS, FI and I shares did not exceed 0.80%, 1.05% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended November 30, 2011, fees waived and/or expenses reimbursed amounted to $39,427.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

During the year ended November 30, 2011, Batterymarch reimbursed the Fund in the amount of $105,742 for losses resulting from an investment transaction error.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$327,666,690
Sales	380,099,085

At November 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$42,854,984
Gross unrealized depreciation	(18,652,533)
Net unrealized appreciation	$24,202,451

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	29

During the year ended November 30, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued and paid monthly.

For the year ended November 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class IS	—	$9,513
Class FI	$2,907	2,075
Class I	—	104
Total	$2,907	$11,692

For the year ended November 30, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class IS	$37,124
Class FI	2,197
Class I	106
Total	$39,427

6. Distributions to shareholders by class

	Year Ended November 30, 2011	Year Ended November 30, 2010
Net Investment Income:
Class IS	$6,990,803	$5,499,145
Class FI	8,892	661
Class I	313	233
Total	$7,000,008	$5,500,039

7. Shares of beneficial interest

At November 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

30	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended November 30, 2011		Year Ended November 30, 2010
	Shares	Amount	Shares	Amount
Class IS
Shares sold	5,755,421	$58,679,066	8,541,803	$79,231,539
Shares issued on reinvestment	668,976	6,990,803	590,037	5,499,145
Shares repurchased	(24,787,138)	(249,847,226)	(11,691,414)	(108,910,869)
Net decrease	(18,362,741)	$(184,177,357)	(2,559,574)	$(24,180,185)

Class A1
Shares repurchased	—	—	(8,772)	$(79,211)
Net decrease	—	—	(8,772)	$(79,211)

Class C1
Shares repurchased	—	—	(8,772)	$(78,684)
Net decrease	—	—	(8,772)	$(78,684)

Class FI
Shares sold	57,986	$620,981	293,449	$2,756,241
Shares issued on reinvestment	850	8,892	—	—
Shares repurchased	(11,813)	(123,313)	(217,085)	(2,095,878)
Net increase	47,023	$506,560	76,364	$660,363

Class R1
Shares repurchased	—	—	(8,772)	$(79,123)
Net decrease	—	—	(8,772)	$(79,123)

Class I
Shares sold	1,915	$20,904	—	—
Shares issued on reinvestment	30	313	25	$232
Shares repurchased	—	—	(8,772)	(79,386)
Net increase (decrease)	1,945	$21,217	(8,747)	$(79,154)

[1]	On December 9, 2009, Class A, Class C and Class R shares were fully redeemed.

8. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended November 30, 2011, the Fund had redemptions-in-kind with total proceeds in the amount of $131,094,764. The net realized gains on these redemptions-in-kind amounted to $8,353,683, which will not be realized for tax purposes.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class IS	Class FI	Class I
12/27/2011 12/28/2011	$0.167484	$0.140859	$0.167484

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report	31

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$7,000,008	$5,500,039

As of November 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$5,073,352
Capital loss carryforward*	(28,016,745)
Other book/tax temporary differences(a)	(1,094,385)
Unrealized appreciation (depreciation)(b)	24,202,451
Total accumulated earnings (losses) — net	$164,673

*	During the taxable year ended November 30, 2011, the Fund utilized $ 32,076,587 of its capital loss carryforward available from prior years. As of November 30, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
11/30/2017	$(28,016,745)

This amount will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending November 30, 2012.

11. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

32	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Batterymarch U.S. Large Cap Equity Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from April 30, 2008 (commencement of operations) to November 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch U.S. Large Cap Equity Fund as of November 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from April 30, 2008 (commencement of operations) to November 30, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 17, 2012

Legg Mason Batterymarch U.S. Large Cap Equity Fund	33

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Batterymarch Financial Management, Inc. (“Batterymarch”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Batterymarch, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services.

34	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Batterymarch’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one- and three-year periods ended June 30, 2011. The Fund performed better than the median for the one-year period, but below the median for the three-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2011, which showed the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Batterymarch were committed to providing the

Legg Mason Batterymarch U.S. Large Cap Equity Fund	35

resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and Batterymarch charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of four institutional large-cap core enhanced index funds and one institutional large-cap value enhanced index fund selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional enhanced index large-cap core funds and large-cap value funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and higher than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the

36	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the other funds in the Expense Group and the Expense Universe were classified as institutional funds, whereas, the Fund is a more retail oriented fund. The Trustees also noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2013.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	37

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

38	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch U.S. Large Cap Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch U.S. Large Cap Equity Fund	39

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

40	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch U.S. Large Cap Equity Fund	41

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008-2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

42	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason Batterymarch U.S. Large Cap Equity Fund	43

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

44	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2011:

Record date:	12/28/2010
Payable date:	12/29/2010
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Batterymarch

U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011558 1/12 SR11-1560

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2010 and November 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,900 in 2010 and $103,800 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $4,500 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,100 in 2010 and $9,100 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	January 25, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	January 25, 2012